1 Pioneering Novel Treatments with a one-tract mind CLINICAL STAGE COMPANY P IONEERING NOVEL TREATMENTS FOR PEOPLE WITH RARE OR DEBIL ITAT ING DIGEST IVE D ISEASES

Forward-looking statements This presentation includes forward-looking statements based upon 9 Meters' current expectations. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, anticipated milestones, and any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: uncertainties associated with the clinical development and regulatory approval of product candidates; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to our ability to successfully implement our strategic plans, including reliance on our lead product candidate; risks related to the inability of 9 Meters to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs, including in light of current stock market conditions; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; intellectual property risks; the impact of COVID-19 on our operations, enrollment in and timing of clinical trials; risks related to leveraging the Company by borrowing money under the debt facility and compliance with its terms; risk of delisting from Nasdaq; reliance on collaborators; reliance on research and development partners; risks related to cybersecurity and data privacy; and risks associated with acquiring and developing additional compounds. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in 9 Meters' Annual Report on Form 10-K for the year ended December 31, 2021, as amended or supplemented by our Quarterly Reports on Form 10-Q and in other filings that 9 Meters has made and future filings 9 Meters will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. 9 Meters expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. 2

9 Meters is putting the power of gut biology to work • Advancing vurolenatide for SBS • Harnessing GI biology to build an innovative pipeline • Novel and meaningful outcomes for patients, providers, and payers through relief from the burdens of GI disease • Meaningful returns to investors who believe in our unwavering mission to fight GI disease Novel Outcomes Power of Gut Biology Going the Whole 9 Meters 1 2 3 3

Investor highlights Clinical stage company pioneering novel treatments for people with rare or debilitating digestive diseases Phase 3 clinical program Vurolenatide - proprietary long-acting GLP-1 agonist for short bowel syndrome with plans to initiate Phase 3 study as early as 4Q Straightforward strategy Employing capital-efficient development and commercialization pathways Robust pipeline Promising pipeline addressing unmet needs in GI diseases Leading institutional investor support and coverage by leading health care analysts Nasdaq listed: NMTR Cash runway through 4Q 2023 4

John Temperato PRESIDENT & CHIEF EXECUTIVE OFFICER Bethany Sensenig, MBA, CMA CHIEF FINANCIAL OFFICER Patrick H. Griffin, MD CHIEF MEDICAL OFFICER Sireesh Appajosyula, PharmD SVP, CORPORATE DEVELOPMENT & OPERATIONS Nir Barak, MD SVP, SCIENTIFIC AFFAIRS Matthew D. Bryant, PharmD VP, MEDICAL AFFAIRS Sarah Liu, MBA CHIEF COMMERCIAL OFFICER Al Medwar, MBA SVP, INVESTOR RELATIONS & CORPORATE COMMUNICATIONS Leadership team 5

Acquire focus on unmet needs Develop/ Partner capital efficient development pathways Commercialize efficient US footprint; strategic ROW partnerships Rare, unmet GI diseases Digestive disease-centric, patient-focused • Acquire targeted clinical compounds • Rare & unmet needs allow for targeted patient profiling Focus provides • Capital efficient development pathways • Capital efficient commercialization • Payer leverage 9 Meters in circuitous length But a straight-forward strategy 6

# Pipeline – One tract with multiple meaningful opportunities

| PROGRAM *Indication* | CLASS | ROUTE | PRE-CLINICAL | PHASE 1 | PHASE 2 | PHASE 3 | MILESTONES |
|---|---|---|---|---|---|---|---|
| **Vurolenatide** *Short Bowel Syndrome* | Long-Acting GLP-1 | Injectable | ■ | ■ | ■ | | Phase 3 initiation → as early as **4Q 2022** |
| **Larazotide** *MIS-C** | Tight Junction Regulator | Oral; Gut Restricted | ■ | ■ | ■ | | Phase 2a topline data → **2H 2022** |
| **NM-136** *Targeted Obesity Disorders* | Anti-GIP hu-mAb | Injectable | ■ | | | | IND-enabling underway |
| **NM-102** *Orphan Indication TBD* | Tight Junction Microbiome Modulator | Oral | ■ | | | | IND-enabling underway |
| **NM-003** *Orphan Indication TBD* | Long-Acting GLP-2 | Injectable | ■ | | | | IND-enabling underway |

**NOTE:** *All programs are New Chemical Entities.*
**NOTE:** *Global rights to all assets.*
**MIS-C = multisystem inflammatory syndrome in children; clinical trial in collaboration with European Biomedical Research Institute of Salerno (EBRIS)*
*GLP-1 = glucagon-like peptide-1; GLP-2 = glucagon-like peptide-2; GIP = glucose-dependent insulinotropic polypeptide; hu-mAb = humanized monoclonal antibody*

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Near-term development milestones 2022 2H22 • Vurolenatide (SBS) end-of-Phase 2 meeting with FDA • Vurolenatide (SBS) Phase 2 final results • Vurolenatide (SBS) Phase 3 protocol finalization • Vurolenatide (SBS) Phase 3 trial initiation • NM-102 progression toward IND • NM-136 progression toward IND 1H22 • Vurolenatide (SBS) Phase 2 trial preliminary results • Larazotide (celiac) Phase 3 trial interim analysis 8

Vurolenatide: Long-acting GLP-1 agonist Short Bowel Syndrome (SBS); Orphan Designation

Short bowel syndrome: a debilitating orphan disease Short bowel syndrome (SBS) results from massive resection of the small intestine due to recurrent Crohn’s disease, mesenteric vascular events, trauma, malignancy or complications from abdominal surgery1 Short bowel syndrome affects up to 20,000 people in the US with similar prevalence in EU2,3 Severe disease characterized by impaired gut motility with significant impact on quality of life1,4 Clinical consequences are far reaching • Includes malnutrition, diarrhea, dehydration, depression, mental confusion, weakness, early kidney failure, cardiac arrhythmia, impaired wound healing 1 • Overall mortality is 15-47% in adults with SBS, depending upon age and length of parenteral nutrition5 • Gattex is an approved treatment for SBS patients and is indicated for reduction in parenteral support only • ~1,700 patients under management globally, with global peak revenue forecast of $700-$800MM6 1 . Jeppesen P. Expert Opin Orphan Drugs. 2013;1(7):515-525 2. www.crohnscolitisfoundation.org. 3. EU/3/01/077 | European Medicines Agency (europa.eu) 4. Winkler, Marion. Et al. An Exploration of Quality of Life and the Experience of Living with Home Parenteral Nutrition. JPEN July 2010. 5. Schalamon, J. et al. Mortality and Economics in Short Bowel Syndrome. Best Practices Rest Clin Gastro, 2003 Dec;17(6):931-42 6. Takeda Wave 1 Pipeline Market Opportunity Call, December 2020. 10 normal Length of GI Tract ~9.0 m/~30 ft sbs patient Length of GI Tract Significantly Shortened

Patients with SBS typically have compromised levels of GLP-1 Illustration of one phenotype of SBS with colon-in-continuity; Other phenotypes exist with and without colon-in-continuity Natural GLP-1 prevents the GI tract from moving rapidly: known as an “ileal brake” • GLP-1 is naturally produced in a portion of the ileum that is removed during surgical resection Production of natural GLP-1 is compromised in patients with SBS • Portion of the ileum secreting GLP-1 may be removed during resection • Without this brake, there is unregulated gut motility, causing an SBS patient’s remaining bowels to empty rapidly and frequently • Inability to absorb nutrients and fluids • Intractable, malabsorptive diarrhea with frequent bowel movements and excessive stool output GLP-2 analogues do not appreciably slow motility to affect rapid GI transit time associated with SBS 11

# Short bowel syndrome patient journey

**"Disastrous, degrading, restrictive, immobilizing" diarrhea**
**Fatigue, Abdominal Pain, Ostomy Leakage, Infusion Schedules, Social Impact[2]**

**Average Age at Constitution: 52 Years**

**Cause of Resection:**
- Mesenteric Infarction
- Radiation Enteritis
- Crohn's Disease
- Small Bowel Volvulus
- Other



**Remnant Small Bowel Length:**
- <50 cm (35%)
- 50-99 cm (31%)
- 100-150 cm (34%)

**Initiation of Parenteral Nutrition (PN)**

**Factors related to PN Dependency:**
- Remnant Small Bowel Length
- End-jejunostomy vs. Colon-in-Continuity
- Absence of Ileocecal Valve and Cecum

**Transient PN (52%)**

**PN Dependence: (48%)***

**Overall Mortality 10 Years Post Resection: 40%**

## Influence of Diarrhea on Quality of Life[2]

***"For almost 6 months to a year I wore a diaper...[diarrhea] would be going down my legs"***

***"I always, always have diarrhea, many times a day"***

***"Diarrhea, you can't ignore that. It's the fact that you have to interrupt your life and you don't have control over that interruption"***

***"The GI problems are harder to live with than the TPN"***

Sources: 1.) Messing et al. Long-term Survival and Parenteral Nutrition Dependence in Adult Patients with the Short Bowel Syndrome. Gastroenterology 1999.
2.) Winkler, Marion. Et al. An Exploration of Quality of Life and the Experience of Living with Home Parenteral Nutrition. JPEN July 2010.

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Vurolenatide replaces GLP-1 and restores “ileal brake” Short Bowel Syndrome with GLP-1 GLP-1 travels through the blood, which affects gut motility elsewhere in the body. Motility is slowed, allowing more time for nutrient uptake. Vurolenatide replaces physiological effects of missing GLP-1 to normalize GI transit with twice monthly dosing XTEN R Molecule is an NCE through recombinantly derived process exenatide ~4.2 kDa Asp His Gly Thr ThrSerPheGluGly Asp Leu Ser LysGlnMetGluGluAlaVal GluArg Phe Leu Ile GluTrpLeu ProLys GlyGly Ser Ser Gly GlyAlaProProSer vurolenatide ~80 kDa + 13

# Vurolenatide target product profile*

**Long-Acting GLP-1 Slowing Gut Motility and Restoring Nutrient Absorption**

- Rapid and Sustained reductions in TSO
- Rapid and sustained reductions in PS
- Excellent safety and tolerability
- Improved QoL due to lower administration burden and improved nutrient absorption (reductions in TSO and PS)
- Fixed dosing every 2 weeks (Q2W) in a pre-filled syringe (50mg)

=



A solution for SBS patients across the spectrum of disease
Parenteral Support
Additional Oral Intake (hyperphagia)
Degree of Fluid /Nutritional Support
Degree of Malabsorption

*Vurolenatide remains investigational and under development.

Adapted from Jeppesen, P. *Expert Opinion on Orphan Drugs*. 2013

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Phase 2 VIBRANT Study Results VurolenatIde for short Bowel syndrome Regardless of pArental support requiremeNT

VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT Phase 2, double-blind, double-dummy, placebo-controlled multicenter study of the efficacy, safety and tolerability of vurolenatide in adult patients with short bowel syndrome (SBS) Primary study endpoint: Study goals: • Evaluate previous open-label trial efficacy in placebo-controlled and blinded setting • Confirm overall tolerability and safety profile • Identify go-forward dose and dosing interval for Phase 3 study design • Execute photo image diary for collection of intake and output • Gain experience with both patient and site interactions, patient dynamics, and SBS trial execution challenges to maximize opportunity for Phase 3 success *Parenteral support not required for study entry and thus not available for all study patients. 16 Mean change from baseline in 24-hour total stool output (TSO) volume over the 6-week observation period

# VIBRANT Phase 2 SBS trial design & timeline (n = 11*)

| Screening/Baseline Period | 28-Day Double-Blind Treatment Phase | Post Treatment Follow-up Period |
|---|---|---|

- **Day -21** Screening begins
- **Day -6** Diary collection begins
- **Day 0** Double-blind treatment phase begins
- **Day 28** Double-blind treatment phase ends
- **Day 42** End of 6-wk observation phase
- **Day 70** Study End

*Baseline* (Day -6 to Day 0)

*6-Week Assessment Phase* (Day 0 to Day 42)

**Study population:**
enrollment regardless of phenotype and/or PS requirement

N = 11 patients

| | DAY 0 | DAY 7 | DAY 14 | DAY 21 | DAY 28* |
|---|---|---|---|---|---|
| Group 1 | 50 mg | PBO | 50 mg | PBO | 50 mg |
| Group 2 | 100 mg | PBO | 100 mg | PBO | 100 mg |
| Group 3 | 50 mg | 50 mg | 50 mg | 50 mg | 50 mg |
| Group 4 | PBO | PBO | PBO | PBO | PBO |

**Timeline:** final results reported 3Q22

**VIBRANT study enrolled a total of 12 patients; final efficacy results include 11 patients with safety population inclusive of 12 patients.*

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Study demographics & patient phenotype Demographics Placebo 50 mg Q2W 50 mg weekly 100 mg Q2W N (12)* 2 3 3 4 Sex (m/f) 2(m) 3(f) 1(m);2(f) 3(m);1(f) Age (mean, y) 56 50 58 47 Weight (mean, kg) 69.4 66.5 67.4 70.9 White 2 2 2 4 Black or African American - 1 1 - Non-Hispanic or Latino 2 3 3 3 Post-Op Phenotype Ostomy 2 1 3 2 Colon-in-continuity - 1 1 2 18 *VIBRANT study enrolled a total of 12 patients; final efficacy results include 11 patients with safety population inclusive of 12 patients.

Primary efficacy endpoint (n=11) Weekly mean 24-hour total stool output (TSO) over the 6-week observation period placebo (n=2) 50 mg Q2W (n=3) 50 mg weekly (n=3) 100 mg Q2W (n=3) 0 -10 +50 T S O M e a n C h a n g e fr o m B a s e li n e , % -20 -30 -40 -50 +40 +30 +20 +10 32% increase 30% decrease 8% decrease 16% increase compared to 32% PBO increase 40% decrease compared to 32% PBO increase 16% decrease compared to 32% PBO increase 62% decrease 19

Rapid onset and sustained TSO reduction over time 50 mg Q2W showed reduction at week 1 and maintained over 6 weeks 50 mg Q2W (n=3); 50 mg weekly (n=3); 100 mg Q2W (n=3); ↓ dose ↓ dose ↓ dose placebo (n=3); ↓ dose Note: Three of 3 patients showed a decrease in TSO in the 50 mg Q2W arm; 2 of 3 patients showed a decrease in the 50 mg every week arm; and 1 of 3 patients showed a decrease in the 100 mg Q2W arm +100 +120 -80 -60 -40 -20 +20 0 +40 +60 +80 T S O ( % C h a n g e f ro m b a se li n e ) day 0 week 1 week 2 week 3 week 4 week 5 week 6 ↑ ↑↑↑↑↑ ↑ ↑ ↑↑↑↑↑↑↑↑ 20

Relative TSO change from baseline vs. placebo 50 mg Q2W shows consistent decrease over time 50 mg Q2W (n=3); 50 mg weekly (n=3); 100 mg Q2W (n=3); ↓ dose ↓ dose ↓ dose Note: Three of 3 patients showed a decrease in TSO in the 50 mg Q2W arm; 2 of 3 patients showed a decrease in the 50 mg every week arm; and 1 of 3 patients showed a decrease in the 100 mg Q2W arm +100 +120 -80 -60 -40 -20 +20 0 +40 +60 +80 T S O ( % R e la ti v e C F B ) day 0 week 1 week 2 week 3 week 4 week 5 week 6 ↑ ↑↑↑↑↑ ↑ ↑ ↑↑↑↑↑↑↑↑ -100 -120 21

50 mg Q2W arm shows 16 of 18 weeks with consistent TSO reduction* 100 50 mg Q2W (n=3) 50 mg weekly (n=3) 100 mg Q2W (n=3) 20 0 40 60 80 % P a ti e n t W e e k s 16 of 18 (89%) weeks with decreased 24-hour TSO 12 of 18 weeks with decreased 24-hour TSO 6 of 18 weeks with decreased 24-hour TSO Observation weeks per dose group = 18 (3 patients x 6 weeks) * TSO reduction based on change from baseline by week 89% 67% Of 9 patients on vurolenatide (all doses), 34 of 54 weekly observations (63%) had a TSO decrease. 33% 22 vurolenatide any dose with TSO decrease* (n=6) 0 -10 +50 M ea n C h a n g e fr o m B as e lin e, % -20 -30 -40 -50 +40 +30 +20 +10 37% decrease 6 of 9 (67%) on active treatment showed a TSO reduction with a mean decrease of 37% *Three of 3 patients showed a decrease in TSO in the 50 mg Q2W arm; 2 of 3 patients showed a decrease in the 50 mg every week arm; 1 of 3 patients showed a decrease in the 100 mg Q2W arm **6 patients X 6 weeks observation = 36 weeks (3 weekly TSO change from baseline values missing) = 33 weeks • 6 of 9 patients on vurolenatide showed a mean decrease in TSO over the 6-week observation period • Mean TSO decrease in these 6 vurolenatide patients was 37% • Among these 6 patients, 32 of the 33 observed weeks across the duration of the study showed a decrease in TSO** • All 3 patients in the 50 mg Q2W group showed decreased TSO over the 6-week period 23

Evidence of stacking effect* (suboptimal PK) Optimal PK profile *Undesirable accumulation upon higher and/or more frequent repeat dosing Arrows denote doses given every week; all 3 groups on day 0, 14 and 28; 50 mg weekly given 2 additional (day 7 & day 21) Vurolenatide 50 mg Q2W shows optimal pharmacokinetic profile time (d) 50 mg Q2W (n=3) 50 mg weekly (n=3) 100 mg Q2W (n=3) ↑↑↑ ↑ ↑↑↑↑ ↑↑↑ 35 x 103 V u ro le n a ti d e c o n c e n tr a ti o n ( p g /m l) 25 x 103 20 x 103 15 x 103 10 x 103 5 x 103 0 7 14 21 29 30 x 103 24

Patients on parenteral support (PS) Mean decrease by week 2 & sustained over 6 weeks all PS patients* (n=5) 0 -10 +50 M e a n C h a n g e fr o m B a se li n e , % -20 -30 -40 -50 +40 +30 +20 +10 17% decrease *PS was a secondary endpoint: mean 24-hour weekly PS volume; three of 5 patients (all randomly assigned to active drug) were on PS and had decreases; two patients receiving PS were stable with no change from baseline; no patients randomly assigned to placebo were on PS • Five of 11 patients were on PS, all on active drug • Mean decrease of 17% by week 2 and sustained throughout the 6-week observation period • Three of 5 patients showed a 28% mean decrease in PS volume: • Bowel anatomy: 1 CIC & 2 ostomy patients • No increase in TSO patients with PS decrease* (n=3) 28% decrease 25

Demographics Placebo 50 mg Q2W 50 mg weekly 100 mg Q2W Nausea 0 0 1 4* Vomiting 1 0 0 2* Headache 0 0 1 1 Appetite Loss 0 0 0 1 Abdominal Pain 0 1 0 0 Hypertension 1 0 0 0 Treatment-emergent adverse events summary No unexpected safety signals – all reported events consistent with GLP-1 agonist class effects Overall Conclusions: • 50 mg Q2W demonstrated to be the safest and best tolerated dose/regimen. • No treatment–related SAEs – two catheter infections (1 placebo and 1 in the 50 mg QW). • There were no gastrointestinal stoma complications in this study in any group. • No instances of acceleration of neoplastic growth, intestinal obstruction, biliary and pancreatic disease, or fluid overload, including congestive heart failure. *One patient terminated early due to nausea & vomiting in the 100 mg Q2W treatment group. No relevant laboratory value changes were observed. 26

27 VIBRANT Phase 2 summary of results Demonstrated a reduction in mean 24-hour total stool output (TSO) over 6 weeks compared to placebo in the 50mg Q2W treatment arm: • Mean 24-hour TSO decrease for the 50 mg vurolenatide Q2W treatment arm was 30% versus an increase of 32% in the placebo arm – for a mean relative reduction of 62% • Rapid TSO reduction sustained in 16 of 18 (89%) of patient weeks Demonstrated a reduction in parenteral support volume • Mean decrease of 17% in PS for all 5 patients by week 2 throughout the 6-week period • 3 patients demonstrated a mean decrease in PS of 28% Gained deep knowledge and patient understanding to support operational efficiency going forward 50 mg Q2W arm had the best efficacy, excellent safety and tolerability, optimal pharmacokinetics, and convenient dosing ✓ ✓ ✓ Provided further evidence of efficacy and identified a dose and patient population based on the totality of efficacy, safety, and PK for moving into Phase 3 ✓

Clinical & regulatory next steps FDA EOP2 communication supports plan to initiate next phase of clinical development: Phase 3 protocol designed & powered as a pivotal registration program Clinical program will consist of North American (US, Canada) & European sites: Feasibility & site recruitment well underway FDA protocol feedback, finalization, and Phase 3 trial initiation anticipated in 4Q22 28

Near-term development milestones 2022 2H22 • Vurolenatide (SBS) end-of-Phase 2 meeting with FDA • Vurolenatide (SBS) Phase 2 final results • Vurolenatide (SBS) Phase 3 protocol finalization • Vurolenatide (SBS) Phase 3 trial initiation • NM-102 progression toward IND • NM-136 progression toward IND 1H22 • Vurolenatide (SBS) Phase 2 trial preliminary results • Larazotide (celiac) Phase 3 trial interim analysis 29

John Temperato President, Chief Executive Officer & Director jtemperato@9meters.com 8480 Honeycutt Road, Suite 120 Raleigh, NC 27615 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com Twitter LinkedIn Bethany Sensenig, MBA, CMA Chief Financial Officer bsensenig@9meters.com Al Medwar, MBA SVP, Investor Relations & Corporate Communications amedwar@9meters.com